UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05468

The High Yield Plus Fund, Inc.

(Exact name of registrant as specified in charter:)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
(Address of principal executive offices:)	(Zip code)

Lori E. Bostrom, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

(Name and address of agent for service:)

Registrant’s telephone number, including area code: 973-367-1495

Date of fiscal year end: 3/31/2004

Date of reporting period: 3/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

The High Yield Plus Fund, Inc.

ANNUAL REPORT

March 31, 2004

Directors

David E. A. Carson

Eugene C. Dorsey

Robert E. La Blanc

Douglas H. McCorkindale

Thomas T. Mooney

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

Transfer Agent

Equiserve Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Auditors

KPMG LLP

757 Third Avenue

New York, NY 10017

Legal Counsel

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100

HYPS

Letter To Shareholders	May 25, 2004

Dear Shareholder:

The high yield market closed the fiscal year ending March 31, 2004 with a 22.7% return, as measured by the Lehman Brothers High Yield Index, and The High Yield Plus Fund, Inc. returned 28.6%. High yield securities significantly outperformed investment grade bonds, which returned 5.4% for the year, as measured by the Lehman Brothers Aggregate Index.

Market Update

Several factors contributed to the high yield market’s strong performance, including an accommodating Federal Reserve, an improving economy, corporate balance sheet repair, better access to capital, increased investor appetite for risk, declining default rates, and an attractive yield. In 2003, the high yield market enjoyed a record-breaking $27.2 billion of high yield mutual fund inflows, more than twice that experienced in 2002, as measured by AMG Data Services. The combination of low interest rates alongside record demand meant that the new issuance calendar set a record in 2003 reporting its largest year ever at $141.1 billion. This is rivaled only by the $140.8 billion issued in 1998.

On the fundamental side, following several years of high default rates, companies have taken advantage of the low nominal rate environment as well as the easing of bank lending to prioritize deleveraging their balance sheets. The improvement in balance sheets coupled with the technical demand for high yield boosted the overall high yield market in 2003, but especially the lower-quality segment in which many formerly distressed companies were able to work their way out of liquidity crunches they experienced even a short time before. The amount of distressed high yield debt (distressed debt is defined as all bonds trading at or below 50% of par or accreted value) was $59.0 billion at the start of 2003, and by year end, had reduced to $5.8 billion, as measured by JP Morgan. The effects of this are evidenced by the momentous rally in lower-quality debt in 2003. CCC-rated bonds returned an impressive 60.2% for the year, compared to BB-rated bonds’ 20.0% return, and B-rated bonds’ 26.6% return. The last and only time CCC’s performed in a similar capacity was in 1991 when they returned 83.2%, also approximately twice the return of the overall high yield market that year.

Fundamental drivers are strong for the high yield market, despite relatively tight spreads. Recently reported fourth quarter results reveal that many companies are enjoying stronger balance sheets and improved earnings. Encouraging economic data and further decreasing default rates provide a constructive backdrop. Moody’s global default rate dropped to 4.1% in March, the lowest level in five years.

Fund Performance

The Fund’s total returns for periods ended March 31, 2004 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High Yield category, an average of 27 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group.

TOTAL RETURNS

For Periods Ended March 31, 2004

	6 Months	1 Year	2 Years*

High Yield Plus Fund (NAV)[1]	10.9%	28.6%	13.5%
Lipper Closed-End High Current Yield Leveraged Average	11.8	33.1	15.8
*	Annualized
[1]	Represents NAV-based performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Returns based on market performance of the Fund’s shares would be different.

The Fund is leveraged and has a $35 million credit line provided by Fleet National Bank as of March 31, 2004. The Fund had drawn $28 million on the line at quarter end; this borrowing is an increase from the Fund’s prior fiscal year-end. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2004, the Fund’s shares were priced at $4.30. This price reflected a premium of 7.0% to the Fund’s net asset value of $4.02 per share. (The average premium of the funds in the Lipper Leveraged Closed End universe was 7.6% as of March 31, 2004.) The Fund’s monthly dividend rate of $0.035 per share equates to an annualized yield of 9.8% relative to the Fund’s stock price. This yield was significantly in excess of the US 10-Year Treasury rate of 3.8% on March 31, 2004.

Among the industries that added the most value to the Fund on an absolute basis during the fiscal year were Utilities, Technology, Autos, Energy and Wireless Telecommunications. Utilities and Wireless Telecommunications benefited from improved access to capital, leading to added liquidity and balance sheet repair. Autos and Technology each improved in anticipation of a cyclical recovery in the economy while Energy was strong due to higher oil and gas prices as well as higher refining margins. Many of the sectors that lagged in the period were those characterized by lower yields and more stable operating metrics such as Food, Consumer Products, Environmental and Home Construction. The only sector that provided a negative return in the period was Textiles in which the Fund held only a 1% position.

Relative to a broad market index such as the Lehman Brothers High Yield Index, the Fund outperformed in the Energy, Technology, Auto and Pharmaceutical sectors due mainly to positive security selection within those sectors. Underperforming industries, however, more than offset the outperformers on a relative basis during the period. Relative underperformers include Cable Television, Utilities and Wireless Telecommunications. Despite positive absolute returns in these sectors, as mentioned above, the Fund, with a primary focus on income generation, was not aggressively positioned in the more distressed segment of these industries and therefore lagged as these sectors rallied from their low levels.

Looking ahead, we continue to believe that the high yield market remains attractive on a relative basis, and that fundamentals are improving gradually. We believe that 2004 should be another positive year for high yield, though it will be a year characterized by clipping coupons, not by capital appreciation. While valuations are trading inside long-term averages, they are in line with previous periods of economic recovery. Amidst expectations of rising interest rates going forward, we feel confident that high yield is well positioned to hold its ground in 2004.

Our focus continues to be on seeking out attractive yields in the high yield market. The Fund remains positioned to capture the beneficial effects of an improving economy.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—140.7%
CORPORATE BONDS—140.7%

Aerospace/Defense—1.8%

Argo-Technology Corp., Gtd. Notes	Ba3	8.625%	10/1/07	$600	$607,500
Sequa Corp., Sr. Notes	B1	9.00	8/1/09	500	562,500

					1,170,000

Automotive—6.7%

Accruride Corp., Sr. Sub. Notes, Ser. B	Caa1	9.25	2/1/08	1,150	1,187,375
Advanced Accessory Systems, Sr. Notes	B3	10.75	6/15/11	135	140,400
Dana Corp.,
Notes	Ba3	10.125	3/15/10	75	86,625
Notes	Ba3	9.00	8/15/11	475	571,188
Delco Remy International, Inc.,
Gtd. Notes	CCC+(d)	10.625	8/1/06	95	96,781
Sr. Notes	B2	8.625	12/15/07	175	179,156
Dura Operating Corp., Sr. Sub. Notes, Ser. D	B2	9.00	5/1/09	230	232,875
Goodyear Tire & Rubber Co.,
Notes	B1	8.50	3/15/07	55	52,388
Notes	B1	7.857	8/15/11	340	280,500
J.B. Poindexter & Co., Sr. Notes	B1	8.75	3/15/14	220	226,050
Navistar International Corp., Gtd. Notes, Ser. B	Ba3	9.375	6/1/06	195	215,958
Tenneco Automotive, Inc.,
Gtd. Notes, Ser. B	Caa1	11.625	10/15/09	130	140,725
Sec’d. Notes, Ser. B	B2	10.25	7/15/13	120	138,000
TRW Automative, Inc., Sr. Sub. Notes	B2	11.00	2/15/13	383	457,685
Visteon Corp., Notes	Ba1	7.00	3/10/14	305	303,044

					4,308,750

Building Materials—0.8%

Interface, Inc., Sr. Notes	Caa1	10.375	2/1/10	420	474,600
Nortek, Inc., Sr. Sub. Notes	B3	9.875	6/15/11	25	28,125

					502,725

Chemicals—8.3%

Acetex Corp., Sr. Notes	B2	10.875	8/1/09	195	213,525
ARCO Chemical Co., Debs.	Ba3	9.375	12/15/05	700	722,750
Equistar Chemical Funding, Gtd. Notes	B2	10.125	9/1/08	60	64,500
IMC Global, Inc.,
Sr. Sub. Notes, Ser. B	B1	10.875	6/1/08	125	150,625
Sr. Sub. Notes, Ser. B	B1	11.25	6/1/11	835	989,475

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Chemicals (cont’d.)

Koppers, Inc., Gtd. Notes	B2	9.875%	10/15/13	$380		$418,000
Kraton Polymers, LLC, Sr. Sub. Notes	B3	8.125	1/15/14	55		58,575
Lyondell Chemical Co., Sr. Sub. Notes	B2	10.875	5/1/09	185		184,538
Macdermid, Inc., Gtd. Notes	Ba3	9.125	7/15/11	190		214,225
Methanex Corp., (Canada) Sr. Notes	Ba1	8.75	8/15/12	605	(b)	692,725
Millennium America, Inc., Gtd. Notes	B1	9.25	6/15/08	210		224,175
Nalco Co.,
Sr. Notes	B2	7.75	11/15/11	120		125,400
Sr. Sub. Notes	Caa1	8.875	11/15/13	215		224,138
Nova Chemicals Corp., Sr. Notes	NR	6.50	1/15/12	75		78,000
Omnova Solutions, Inc., Sec’d Notes	B2	11.25	6/1/10	205		227,550
Resolution Performance Products, Inc., Sr. Sub. Notes	Caa1	13.50	11/15/10	665		555,275
Union Carbide Corp., Debs.	B1	6.79	6/1/25	190		190,000

						5,333,476

Construction Machinery—2.2%

Case New Holland, Inc., Sr. Notes	Ba3	9.25	8/1/11	635		717,550
The Manitowoc Company, Inc., Gtd. Notes	B2	10.50	8/1/12	190		217,550
United Rentals North AM, Gtd. Notes	B1	6.50	2/15/12	465		462,675

						1,397,775

Consumer Cyclical Services—0.0%

Service Corporation International, Notes	B1	7.70	4/15/09	15		16,088

Consumer Products—4.1%

American Achievement Corp., Sr. Sub. Notes	B3	8.25	4/1/12	225		231,188
Bombardier Recreational, Sr. Sub. Notes	B3	8.375	12/15/13	25		25,688
Chattem, Inc., Sr. Sub. Notes	B2	7.00	3/1/14	230		230,000
Icon Health & Fitness, Inc., Sr. Sub. Notes	B3	11.25	4/1/12	500		575,000
Playtex Products, Inc.,
Sr. Sub. Notes	B3	9.375	6/1/11	435		417,600
Sec’d Notes	B2	8.00	3/1/11	230		239,200
Remington Arms Co., Gtd. Notes	B2	10.50	2/1/11	170		172,125
Revlon Consumer Products, Gtd. Notes	B2	12.00	12/1/05	335		363,475
Scotts Co., Sr. Sub. Notes	Ba3	6.625	11/15/13	40		42,400
True Temper Sports, Inc., Gtd. Notes	B3	8.375	9/15/11	125		127,500
United Industries Corp., Gtd. Notes, Ser. D	B3	9.875	4/1/09	185		194,135

						2,618,311

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Diversified Manufacturing—2.5%
American Rock Salt Co., LLC, Sec’d. Notes	B3	9.50%	3/15/14	$50		$51,250
Invensys, Inc., Sr. Notes	B3	9.875	3/15/11	205		210,125
Tyco International Group S.A., (Luxembourg)
Gtd. Notes	Ba2	6.125	1/15/09	215	(b)	233,701
Gtd. Notes	Ba2	6.75	2/15/11	110	(b)	122,494
Gtd. Notes	Ba2	6.375	10/15/11	860	(b)	940,649

						1,558,219

Energy—8.6%

Chesapeake Energy Corp.,
Sr. Notes	Ba3	6.875	1/15/16	220		231,000
Sr. Notes	Ba3	7.75	1/15/15	205		227,038
Encore Acquisition Co., Gtd. Notes	B2	8.375	6/15/12	70		77,000
Energy Corporate of America, Sr. Sub. Notes	Caa3	9.50	5/15/07	934		882,630
Evergreen Resources, Inc., Sr. Sub. Notes	Ba3	5.875	3/15/12	55		55,550
Forest Oil Corp., Sr. Notes	Ba3	8.00	6/15/08	627		692,835
Giant Industries, Gtd. Notes	B3	11.00	5/15/12	660		740,850
Parker Drilling Co., Sr. Notes	B2	9.625	10/1/13	430		471,925
Petroleum Geo-Services, Notes	NA	10.000	11/5/10	420		458,850
Pioneer Natural Resources Co., Sr. Notes	Ba1	9.625	4/1/10	500		641,691
Premcor Refining Group, Sr. Sub. Notes	B2	7.750	2/1/12	435		476,325
Tesoro Petroleum Corp.,
Sr. Sub. Notes	B2	9.625	4/1/12	295		328,925
Sr. Sub. Notes	B2	8.00	4/15/08	125		135,938
Westport Resources Corp., Sr. Sub. Notes	Ba3	8.25	11/1/11	60		66,750

						5,487,307

Entertainment—2.8%
AMF Bowling Worldwide, Sr. Sub. Notes	B3	10.00	3/1/10	145		150,075
Six Flags, Inc., Sr. Notes	B2	9.75	4/15/13	520		552,500
Time Warner, Inc., Debs.	Baa1	9.125	1/15/13	425		547,259
Vivendi Universal S.A., Sr. Notes (France)	Ba3	9.250	4/15/10	455	(b)	543,725

						1,793,559

Environmental—0.8%
Allied Waste North America, Inc., Sr. Notes, Ser. B	Ba3	8.50	12/1/08	450		504,000

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Financial Institutions—0.9%

C.B. Richard Ellis Service, Sr. Notes	B1	9.75%	5/15/10	$80		$89,800
Chevy Chase Bank FSB, Sub. Notes	Ba3	6.875	12/1/13	190		195,225
Fairfax Final Holdings Ltd., Notes (Canada)	Ba2	7.375	3/15/06	250	(b)	263,750

						548,775

Food & Beverage—0.4%

Dole Food Co., Gtd. Notes
Gtd. Notes	B2	7.25	6/15/10	5		5,150
Sr. Notes	B2	8.875	3/15/11	160		174,400
United Agricultural Products, Sr. Notes	B3	8.25	12/15/11	85		89,144

						268,694

Gaming—5.6%

Argosy Gaming Co., Sr. Sub. Notes	B2	9.00	9/1/11	35		39,375
Aztar Corp., Sr. Sub. Notes	Ba3	9.00	8/15/11	200		224,750
Boyd Gaming Corp., Sr. Sub. Notes	B1	7.750	12/15/12	165		176,550
Isle of Capri Casinos, Sr. Sub. Notes	B2	7.00	3/1/14	230		231,150
Mandalay Resorts Group, Sr. Sub. Notes	Ba3	9.375	2/15/10	375		446,719
MGM Mirage, Inc., Sr. Sub. Notes	Ba1	8.50	9/15/10	510		595,425
OED Corp., Gtd. Notes	B2	8.75	4/15/12	225		222,188
Park Place Entertainment, Inc.,
Sr. Sub. Notes	Ba2	8.125	5/15/11	355		405,588
Sr. Sub. Notes	Ba2	7.000	4/15/13	135		147,150
Premier Entertainment, First Mtge. Notes	B3	10.750	2/1/12	295		318,600
Riviera Holdings Corp., Sr. Sec’d. Notes	B2	11.00	6/15/10	625		657,031
River Rock Entertainment, Sr. Notes	B2	9.75	11/1/11	125		135,000

						3,599,526

Health Care—5.3%

Alaris Medical Systems, Inc., Sr. Sec’d. Notes	B2	7.25	7/1/11	108		114,210
Apogent Technologies, Inc., Sr. Sub. Notes	Ba2	6.50	5/15/13	60		63,900
Beverly Enterprises, Inc., Sr. Notes	B1	9.625	4/15/09	485		554,113
Coventry Health Care, Inc., Sr. Notes	Ba1	8.125	2/15/12	10		11,350
Extendicare Health Services, Inc.,
Gtd. Notes	B-(d)	9.35	12/15/07	110		113,575
Sr. Notes	B1	9.50	7/1/10	95		106,163
Inverness Medical Innovations, Sr. Sub. Notes	Caa1	8.75	2/15/12	230		233,450
Kinetic Concepts, Inc., Sr. Sub. Notes	NR	7.375	5/15/13	153		164,475
NDC Health Corp., Gtd. Notes	B2	10.50	12/1/12	710		816,500
Omnicare, Inc., Sr. Sub. Notes	Ba2	6.125	6/1/13	70		72,975
Radiologix, Inc., Sr. Notes	B2	10.50	12/15/08	770		796,950

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Health Care (cont’d.)

Sybron Dental Specialities, Inc., Sr. Sub. Notes	B2	8.125%	6/15/12	$100	$111,000
Tenet Healthcare Corp., Sr. Notes	Baa3	6.50	6/1/12	255	219,938

					3,378,599

Home Building & Real Estate—3.3%

Beazer Homes USA, Inc., Sr. Sub. Notes	Ba2	8.625	5/15/11	100	111,750
Champion Home Builders, Gtd. Notes	B2	11.25	4/15/07	60	67,800
Champion Enterprises, Inc., Gtd. Notes	B3	7.625	5/15/09	155	155,000
D. R. Horton, Inc.,
Sr. Sub. Notes	Ba2	9.75	9/15/10	110	134,750
Sr. Sub. Notes	Ba2	9.375	3/15/11	500	570,000
Sr. Sub. Notes	Ba2	6.875	5/1/13	200	222,000
Meritage Corp., Gtd. Notes	Ba3	9.75	6/1/11	50	56,750
Standard Pacific Corp.,
Sr. Notes	Ba2	6.25	4/1/14	230	228,850
Sr. Notes, Ser. A	NR	8.00	2/15/08	575	590,353

					2,137,253

Industrial Other—2.9%

Fastentech, Inc., Sr. Notes	B3	11.50	5/1/11	205	229,600
General Cable Corp., Sr. Notes	B2	9.50	11/15/10	55	60,500
Neenah Corp., Sec’d Notes	B2	11.00	9/30/10	205	225,500
Sensus Metering Systems, Sr. Sub Notes	Caa1	8.625	12/15/13	135	133,650
Thomas & Betts Corp.,
Notes	Ba1	6.39	2/10/09	15	16,238
Notes	Ba1	7.25	6/1/13	40	43,600
Ucar Finance, Inc., Gtd. Notes	B2	10.25	2/15/12	400	466,000
Wesco Distribution, Inc., Gtd. Notes, Ser. B	B3	9.125	6/1/08	650	666,250

					1,841,338

Lodging—1.9%

Host Marriot L.P.,
Gtd. Sub. Notes, Ser. I	Ba3	9.50	1/15/07	715	800,800
Sr. Sub. Notes, Ser. G	Ba3	9.25	10/1/07	210	235,200
Lodgenet Enterprises Corp., Sr. Sub. Debs.	B3	9.500	6/15/13	170	188,700

					1,224,700

Media Cable—8.3%

Atlantic Broadband Financial, Sr. Sub. Notes	Caa1	9.375	1/15/14	260	255,450

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Media Cable (cont’d.)

Charter Communications Holdings LLC,
Sr. Notes	B2	10.750%	10/1/09	$1,300		$1,137,500
Sr. Notes	B2	9.625	11/15/09	450		380,250
Sr. Notes	Ca	11.125	1/15/11	285		249,375
CSC Holdings Corp., Sr. Notes, Ser. B	B1	8.125	7/15/09	720		774,000
Cablevision Systems Corp., Sr. Notes	B3	8.00	4/15/12	350		349,125
Insight Midwest L.P., Sr. Notes	B2	10.50	11/1/10	1,100		1,182,500
Mediacom Broadband LLC, Gtd. Notes	B2	11.00	7/15/13	725		775,750
Rogers Cable, Inc., Sr. Sec’d. Notes (Canada)	Baa3	6.25	6/15/13	100	(b)	103,375
Shaw Communications, Inc.,
Sr. Notes	Ba2	8.25	4/11/10	30		35,100
Sr. Notes	Ba2	7.25	4/6/11	15		16,800
Videotron Ltee, Gtd. Notes	Ba3	6.875	1/15/14	40		41,800

						5,301,025

Media NonCable—9.2%

AdvanStar Communications, Inc.,
Sr. Sec’d. Notes	B3	10.75	8/15/10	335		368,081
Ser. B Notes	Caa2	12.00	2/15/11	105		111,431
American Media Operation, Gtd. Notes	B2	8.875	1/15/11	10		9,925
Canwest Media, Inc.,	B2	10.625	5/15/11	350		397,250
Corus Entertainment, Inc., Sr. Sub. Notes (Canada)	B1	8.750	3/1/12	205	(b)	227,038
Dex Media West Finance, Sr. Sub. Notes	Caa1	9.875	8/15/13	605		671,550
EchoStar DBS Corp., Sr. Notes	B1	9.125	1/15/09	607		685,910
LBI Media, Inc., Gtd. Notes	B3	10.125	7/15/12	10		11,425
Liberty Group Operating, Inc., Gtd. Notes	Caa1	9.375	2/1/08	200		203,250
Muzak LLC, Gtd. Notes	Caa1	9.875	3/15/09	70		67,463
Panamsat Corp., Gtd. Notes	Ba3	8.50	2/1/12	205		214,225
Quebecor Media Inc., Sr. Notes	B2	11.125	7/15/11	1050		1,204,875
RH Donnelly Finance Corp., Sr. Sub. Notes	B2	10.875	12/15/12	455		542,588
Vertis, Inc., Gtd. Notes, Ser. B	B3	10.875	6/15/09	230		231,725
Von Hoffman Press, Inc.,
Gtd. Notes	B2	10.25	3/15/09	345		360,094
Gtd. Notes	B3	10.375	5/15/07	550		550,688

						5,857,518

Metals—3.9%

AK Steel Corp., Gtd. Notes	B3	7.875	2/15/09	305		279,075
Arch Western Finance, Sr. Notes	Ba2	6.75	7/1/13	225		239,625
Century Aluminum Co., Sr. Sec’d. First Mtge. Notes	B1	11.750	4/15/08	405		453,600
ISPAT Inland ULC, Sec’d Notes	Caa1	9.75	4/1/14	225		234,000

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Metals (cont’d.)

Massey Energy Co.,
Sr. Notes	Ba3	6.625%	11/15/10	$95		$96,663
Notes	B1	6.95	3/1/07	305		314,150
Numatics, Inc., Sr. Sub. Notes, Ser. B	Caa2	9.625	4/1/08	215		178,450
Peaboy Energy Corp., Gtd. Notes, Ser. B	Ba3	6.875	3/15/13	100		108,000
Steel Dynamics, Inc.,
Gtd. Notes	B1	9.50	3/15/09	65		72,638
Sr. Notes	B1	9.50	3/15/09	135		150,863
United States Steel LLC, Sr. Notes	B1	10.75	8/1/08	320		372,800

						2,499,864

Paper & Packaging—12.1%

Abiti-Consolidated, Inc., (Canada) Debs.	Ba1	8.55	8/1/10	405	(b)	442,713
AEP Industries, Inc., Sr. Sub. Notes	B3	9.875	11/15/07	315		325,238
Anchor Glass Container, Inc., Sr. Sec’d. Notes	B2	11.00	2/15/13	585		680,063
Blue Ridge Paper Products, Sec’d Notes	B2	9.50	12/15/08	225		222,750
Boise Cascade Co., Sr. Notes	Ba2	6.50	11/1/10	215		230,521
Bowater Canada Finance, Gtd. Notes	Ba2	7.95	11/15/11	175		186,594
Caraustar Industries, Inc., Sr. Sub. Notes	B2	9.875	4/1/11	335		335,000
Constar International, Sr. Sub. Notes	Caa1	11.00	12/1/12	250		213,750
Crown Euro Holdings SA, Sec’d. Notes	B2	10.875	3/1/13	580		675,700
Four M Corp., Sr. Notes	B3	12.00	6/1/06	30		29,700
Georgia-Pacific Corp.,
Sr. Notes	Ba2	8.875	2/1/10	1000		1,167,500
Sr. Notes	Ba2	9.375	2/1/13	225		264,938
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50	6/1/13	155		163,525
MDP Acquisitions, Sr. notes	B3	9.625	10/1/12	195		220,350
Norske Skog (Canada), Gtd. Notes, Ser. D	Ba3	8.625	6/15/11	395	(b)	424,625
Owens-Brockway Glass Container, Inc., Sr. Sec’d. Notes	B2	8.875	2/15/09	815		880,200
Pliant Corp., Sec’d. Notes	B3	11.125	9/1/09	160		167,200
Portola Packaging, Inc., Sr. Notes	B2	8.25	2/1/12	75		66,000
Smurfit-Stone Container Corp.,
Sr. Notes	B2	9.25	2/1/08	450		501,750
Sr. Notes	B2	8.375	7/1/12	325		355,063
Tekni-Plex, Inc., Sec’d. Notes	B2	8.75	11/15/13	145		144,275

						7,697,455

Pharmaceuticals—1.8%

Athena Neuro Finance LLC, Gtd. Notes	Caa2	7.25	2/21/08	950		953,563
Biovail Corp., Sr. Sub. Notes	B2	7.875	4/1/10	215		209,625

						1,163,188

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Restaurants—1.0%

El Pollo Loco, Inc.	B2	9.25%	12/15/09	$450		$459,000
Real Mex Restaurants, Inc., Sec’d. Notes	B2	10.00	4/1/10	195		196,463

						655,463

Retail—2.1%

GAP, Inc., Notes	Ba3	10.55	12/15/08	370		458,800
J.C. Penney, Inc.,
Notes	Ba3	7.375	8/15/08	100		112,625
Notes	Ba3	7.60	4/1/07	150		167,250
Rite Aid Corp., Sec’d. Notes	B2	8.125	5/1/10	555		593,850

						1,332,525

Supermarkets—1.7%

Great Atlantic & Pacific Tea, Inc., Sr. Notes	B3	9.125	12/15/11	810		708,750
Winn-Dixxie Stores, Inc., Gtd. Notes	B1	8.875	4/1/08	415		367,275

						1,076,025

Technology—7.5%

Amkor Technologies, Inc.,
Sr. Sub. Notes	B3	10.50	5/1/09	215		225,750
Sr. Sub. Notes	B3	7.75	5/15/13	240		244,800
Avaya, Inc., Sr. Sec’d. Notes	Ba2	11.125	4/1/09	430		512,775
Iron Mountain, Inc., Sr. Sub. Notes	B2	8.25	7/1/11	425		442,000
Lucent Technologies, Inc., Notes	Caa1	7.250	7/15/06	240		251,400
New ASAT (Finance) Ltd., Sr. Notes	B3	9.25	2/1/11	310		332,475
Nortel Networks Ltd., (Canada) Notes	Ba3	6.125	2/15/06	420	(b)	430,500
Sanmina-SCI Corp., Sr. Sec’d. Notes	Ba2	10.375	1/15/10	440		519,200
SCG Holdings Corp., Sr. Sub. Notes, Ser. B	Caa2	12.00	8/1/09	690		745,200
Solectron Corp., Sr. Notes	B1	9.625	2/15/09	255		281,775
Xerox Corp.,
Gtd. Notes	B1	9.75	1/15/09	305		355,325
Sr. Notes	B1	7.625	6/15/13	450		479,250

						4,820,450

Telecommunications—12.7%

ACC Escrow Corp., Sr. Notes	B2	10.00	8/1/11	405		388,800
Alaska Communication Systems Holdings, Gtd. Notes	B2	9.875	8/15/11	350		353,500
American Cellular Corp. Sr. Notes	B3	10.00	8/1/11
Centennial Cellular Communication,
Gtd. Notes	Caa1	10.125	6/15/13	215		221,450
Sr. Notes	Caa1	8.125	2/1/14	235		216,788

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Telecommunications (cont’d.)

Crown Castle International Corp., Sr. Notes	B3	9.375%	8/1/11	$245	$265,825
GCI, Inc., Sr. Notes	B2	7.25	2/15/14	695	681,100
Level 3 Communications, Inc., Sr. Notes	Caa2	9.125	5/1/08	240	194,400
Nextel Communications, Inc.,
Sr. Notes	B3	9.375	11/15/09	50	54,375
Sr. Notes	B3	9.50	2/1/11	1,475	1,681,500
Nextel Partners, Inc., Sr. Notes	Caa1	12.50	11/15/09	298	350,150
Qwest Capital Funding, Inc.,
Gtd. Notes	Caa2	7.90	8/15/10	250	225,000
Sr. Notes	Caa1	7.25	2/15/11	690	593,400
Qwest Services Corp., Sr. Notes	Caa1	14.00	2/15/14	705	851,288
Rogers Wireless, Inc., Sec’d. Notes	Ba3	9.625	5/1/11	450	550,688
Rural Cellular Corp.,
Sr. Sub. Notes	Caa2	9.75	1/15/10	225	201,375
Sec’d. Notes	B2	8.25	3/15/12	45	46,004
Triton PCS, Inc.,
Sr. Notes	B3	9.375	2/1/11	280	270,200
Sr. Notes	B3	8.75	11/15/11	795	751,275
Western Wireless Corp., Sr. Notes	Caa1	9.25	7/15/13	210	215,775

					8,112,893

Textile—0.2%

Oxford Industries, Inc., Sr. Notes	B2	8.875	6/1/11	100	107,500

Tobacco—0.1%

Standard Commercial Corp., Sr. Notes	Ba3	8.00	4/15/12	70	72,625

Transportation—4.4%

American Airlines, Inc., Pass-Thru Certificates,
Ser. 1999-1, Class A-2	Baa3	7.024	10/15/09	130	131,980
Ser. 2001-1, Class A-2	Ba1	6.817	5/23/11	265	244,790
Ser. 2001-2, Class A-2	Baa2	7.858	10/1/11	365	374,213
Continental Airlines Inc., Pass-Thru Certificates,
Ser. 2001-1, Class A-2	Baa3	6.503	6/15/11	465	458,461
Ser. 974A	Baa3	6.90	1/2/18	87	87,200
Delta Air Lines, Inc.,
Notes	Ba3	7.90	12/15/09	485	320,100
Debs.	Ba3	10.375	2/1/11	45	31,050

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Transportation (cont’d.)

Kansas City Southern Railway Co., Gtd. Notes	Ba3	9.50%	10/1/08	$825		$915,750
Northwest Air Lines, Inc., Pass-Thru Certificates,
Ser. 2001-1	Baa3	6.841	4/1/11	80		78,755
Petro Shopping Ctr. Financial, Sec’d. Notes	B3	9.00	2/15/12	85		87,550
Westinghouse Air Brake, Sr. Notes	Ba2	6.875	7/31/13	75		79,875

						2,809,724

Utilities—15.5%

AES Corp.,
Sr. Notes	B3	8.875	2/15/11	625		667,188
Sec’d. Notes	B2	9.00	5/15/15	160		176,600
Avista Corp., Sr. Notes	Ba1	9.750	6/1/08	380		457,900
Calpine Corp., Sec’d. Notes	B	8.50	7/15/10	470		432,400
Calpine Canada Energy Finance LLC, Gtd. Notes (Canada)	B1	8.50	2/15/11	610	(b)	448,350
Centerpoint Energy, Sr. Notes, Ser. B	Ba2	6.85	6/1/15	595		626,285
CMS Energy Corp.,
Sr. Notes	B3	8.90	7/15/08	160		172,000
Sr. Notes	B3	8.50	4/15/11	165		176,138
Sr. Notes	B3	9.875	10/15/07	485		534,713
DPL, Inc., Sr. Notes	Ba3	6.875	9/1/11	220		223,300
Dynegy Holdings, Inc., Sec’d. Notes	B3	10.125	7/15/13	605		663,988
El Paso Energy Corp.,
Sr. Notes	Caa1	6.75	5/15/09	870		767,775
Sr. Notes	Caa1	7.00	5/15/11	605		518,788
El Paso Production Hldg., Gtd. Notes	B3	7.75	6/1/13	225		208,688
Nevada Power Co.,
Notes, Ser. E	Ba2	10.875	10/15/09	115		133,975
Second Mtge. Bonds	Ba2	9.00	8/15/13	285		319,913
NRG Energy, Inc., Sec’d. Notes	B2	8.00	12/15/13	350		361,375
Semco Energy, Inc.
Sr. Notes	Ba2	7.125	5/15/08	20		21,000
Sr. Notes	Ba2	7.750	5/15/13	35		37,275
Suburban Propane Partners, Sr. Notes	B1	6.875	12/15/13	25		26,000
TNP Enterprises, Inc., Sr. Sub. Notes, Ser. B	Ba3	10.250	4/1/10	500		545,000
Western Resources, Inc.,
Sr. Notes	Ba2	7.125	8/1/09	705		789,600
Sr. Notes	Ba2	9.75	5/1/07	200		231,250
Williams Cos., Inc.,
Notes	B3	7.125	9/1/11	1,005		1,055,250
Notes	B3	8.125	3/15/12	65		71,744
Sr. Notes	B3	8.625	6/1/10	205		225,500

						9,891,995

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2004	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Wireless—1.3%

Alamosa Delaware, Inc., Gtd. Notes	Caa1	11.00%	7/31/10	$420		$448,350
American Tower Corp., Sr. Notes	Caa1	9.375	2/1/09	285		300,675
Fairpont Communications, Inc., Sr. Notes	B3	11.875	3/1/10	45		54,000

						803,025

Total long-term corporate bonds						89,890,370

COMMON STOCK				Shares

World Kitchen, Inc.(a)				6,031	(c)	0

Total long-term investments (cost $84,184,525)

SHORT-TERM INVESTMENT—1.4%
REPURCHASE AGREEMENT				Principal Amount (000)
Goldman, Sachs & Co., 1.08% dated 3/31/03, due 4/1/04 in the amount of $900,027 (cost $900,000; collaterized by $933,086 Federal National Mortgage Association Bonds, 5.50%, due 12/1/33, value of collateral including accrued interest is $918,001)				$900		$900,000

Total Investments—142.1%

(cost $85,084,525; Note 4)						90,790,370
Liabilities in excess of other assets—(42.1%)						(26,905,780)

Net Assets—100%						$63,884,590

(a)	Non-income producing securities.
(b)	US$ denominated foreign bonds.
(c)	Fair-valued security—value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.
(d)	Standard & Poor’s Rating.

See Notes to Financial Statements.

Statement of Assets and Liabilities	THE HIGH YIELD PLUS FUND, INC.

Assets	March 31, 2004

Investments, at value (cost $ 85,084,525)	$90,790,370

Cash	45,415

Interest receivable	2,128,590

Receivable for investments sold	1,021,190

Prepaid assets	134,029

Total assets	94,119,594

Liabilities

Loan payable (Note 5)	28,000,000

Payable for investments purchased	1,389,866

Dividends payable	556,227

Accrued expenses	215,982

Deferred directors’ fees payable	31,706

Advisory fee payable	27,357

Administration fee payable	10,943

Loan interest payable (Note 5)	2,923

Total liabilities	30,235,004

Net Assets	$63,884,590

Net assets were comprised of:

Common stock, at par	$159,052

Paid-in capital in excess of par	129,423,645

129,582,697

Overdistribution of net investment income	(252,175)

Accumulated net realized loss on investment transactions	(71,151,777)

Net unrealized appreciation on investments	5,705,845

Net assets, March 31, 2004	$63,884,590

Net asset value per share ($63,884,590 ÷ 15,905,167 shares of common stock issued and outstanding)	$4.02

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows

Net Investment Income	Year Ended March 31, 2004

Income

Interest	$8,166,293

Expenses

Investment advisory fee	306,927

Administration fee	122,771

Legal fees and expenses	169,000

Custodian’s fees and expenses	116,000

Transfer agent’s fees and expenses	40,000

Insurance expense	40,000

Reports to shareholders	38,000

Listing fee	35,000

Directors’ fees and expenses	27,000

Audit fee	22,000

Miscellaneous	13,137

Total expenses without interest expense	929,835

Loan interest expense (Note 5)	543,926

Total expenses	1,473,761

Net investment income	6,692,532

Realized and Unrealized Gain (Loss) on Investments

Net realized loss on investment transactions	(1,805,085)

Net change in unrealized appreciation (depreciation) on investments	10,146,376

Net gain on investments	8,341,291

Net Increase in Net Assets Resulting from Operations	$15,033,823

Increase (Decrease) in Cash	Year Ended March 31, 2004

Cash flows from operating activities:
Interest and dividends received	$8,026,832
Operating expenses paid	(882,435)
Loan interest and commitment fees paid	(606,526)
Purchases of long-term portfolio investments	(50,884,145)
Purchases of short-term portfolio investments	(111,000)
Proceeds from sale of long-term portfolio investments	43,496,836
Increase in other assets	(80,393)

Net cash used in operating activities	(1,040,831)

Cash flows from financing activities:
Net increase in loan payable	7,000,000
Cash dividends paid (excluding reinvestment of dividends of $612,054)	(5,914,553)

Net cash provided by financing activities	1,085,447

Net increase in cash	44,616
Cash at beginning of year	799

Cash at end of year	$45,415

Reconciliation of Net Decrease in Net Assets to Net Cash Used in Operating Activities
Net increase in net assets resulting from operations	$15,033,823

Increase in investments	(8,047,360)
Net realized loss on investment transactions	1,805,085
Net increase in unrealized appreciation on investments	(10,146,376)
Increase in receivable for investments sold	(840,815)
Increase in interest receivable	(139,461)
Increase in other assets	(80,393)
Increase in payable for investments purchased	1,389,866
Decrease in accrued expenses and other liabilities	(15,200)

Total adjustments	(16,074,654)

Net cash flows used in operating activities	$(1,040,831)

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements

Increase (Decrease) in Net Assets	Year Ended March 31, 2004	Year Ended March 31, 2003

Operations

Net investment income	$6,692,532	$6,311,561

Net realized loss on investment transactions	(1,805,085)	(11,741,163)

Net change in unrealized appreciation (depreciation) on investments	10,146,376	4,974,881

Net increase (decrease) in net assets resulting from operations	15,033,823	(454,721)

Dividends from net investment income (Note 1)	(6,570,916)	(6,439,615)

Value of Fund shares issued to shareholders in reinvestment of dividends (Note 6)	612,054	364,950

Total increase (decrease)	9,074,961	(6,529,386)

Net Assets

Beginning of year	54,809,629	61,339,015

End of year	$63,884,590	$54,809,629

The High Yield Plus Fund, Inc. (the “Fund”) was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market makers does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rate of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” or “Payable to Custodian” in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income:  Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Adviser”) and Prudential Investments LLC (the “Administrator”). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended March 31, 2004, aggregated $52,274,011 and $44,837,902, respectively.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Note 4. Tax Information

In order to present undistributed (overdistribution of) net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, overdistribution of net investment income and accumulated net realized gain (loss) on investments. For the year ended March 31, 2004, the adjustments were to decrease overdistribution of net investment income by $138,127, decrease accumulated net realized loss on investments and foreign currency transactions by $1,667,643 and decrease paid-in capital by $1,805,770 due primarily to the federal income tax treatment of defaulted securities, the expiration of capital loss carryforward and certain other differences between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended March 31, 2004 and March 31, 2003, the tax character of total dividends paid of $6,570,916 and $6,439,615, respectively were from ordinary income.

As of March 31, 2004, the accumulated undistributed earnings on a tax basis was $304,052 of ordinary income. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the tax treatment of certain securities in default and other cumulative timing differences.

In addition, the Fund had a capital loss carryforward as of March 31, 2004 of approximately $70,564,000, of which $500,000 expires in 2007, $8,206,000 expires in 2008, $8,395,000 expires in 2009, $24,697,000 expires in 2010, $26,140,000 expires in 2011 and $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Additionally, during the fiscal year ended March 31, 2004, approximately $1,806,000 of the capital loss carryforward expired unused.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2004 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$85,671,891	$7,294,353	$(2,175,874)	$5,118,479

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the year ended March 31, 2004 was $26,183,060 at a weighted average interest rate of 2.04%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2004 was $29,000,000. The current borrowings of $28,000,000 (at a weighted average interest rate of 1.88%) will mature on September 30, 2004.

The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2004 and March 31, 2003, the Fund issued 153,853 and 99,359 shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On May 25, 2004, the Board of Directors of the Fund declared dividends of $0.0350 per share payable on July 9, 2004, August 13, 2004 and September 10, 2004 to stockholders of record on June 30, 2004, July 30, 2004 and August 31, 2004, respectively.

Note 8. Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Trustees in a meeting held on February 25, 2004, resulting in KPMG LLP’s appointment as independent auditors of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended March 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Financial Highlights	THE HIGH YIELD PLUS FUND, INC.

	Year Ended March 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year	$3.48	$3.92	$5.02	$6.42	$7.36

Income from investment operations

Net investment income	.44	.42	.62	.81	.89

Net realized and unrealized gain (loss) on investments	.52	(.45)	(1.00)	(1.34)	(.94)

Total from investment operations	.96	(.03)	(.38)	(.53)	(.05)

Less dividends and distributions

Dividends from net investment income	(.42)	(.41)	(.72)	(.86)	(.89)

Distributions in excess of net investment income	—	—	—	(.01)	—

Total dividends and distributions	(.42)	(.41)	(.72)	(.87)	(.89)

Net asset value, end of year(a)	$4.02	$3.48	$3.92	$5.02	$6.42

Market price per share, end of year(a)	$4.30	$3.63	$4.38	$6.20	$6.1875

TOTAL INVESTMENT RETURN(b):	31.45%	(6.41)%	(19.20)%	15.49%	(2.96)%

RATIO/SUPPLEMENTAL DATA:

Net assets, end of year (000 omitted)	$63,885	$54,810	$61,339	$77,593	$98,212

Average net assets (000 omitted)	$61,020	$53,407	$67,722	$88,620	$107,803

Ratio to average net assets:

Expenses, before loan interest and commitment fees	1.52%	1.53%	1.33%	1.26%	1.08%

Total expenses	2.42%	2.72%	3.19%	3.92%	3.47%

Net investment income	11.34%	11.82%	14.15%	14.00%	12.60%

Portfolio turnover rate	53%	87%	76%	68%	83%

Total debt outstanding at end of year (000 omitted)	$28,000	$21,000	$22,000	$28,000	$42,000

Asset coverage per $1,000 of debt outstanding	$3,282	$3,610	$3,788	$3,771	$3,338

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of High Yield Plus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the High Yield Plus Fund, Inc.; including the portfolio of investments, as of March 31, 2004, and the related statement of operations, the statements of changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending March 31, 2003 and the financial highlights for the periods presented prior to April 1, 2003, were audited by other auditors, whose report, dated May 28, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Plus Fund, Inc. as of March 31, 2004 and the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

May 18, 2004

Tax Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2004) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2004, the Fund paid dividends of $0.42 per share, which are taxable as ordinary income.

In January 2005, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2004 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the Directors of the Fund is set forth below.

Directors

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**

David E. A. Carson (68)	Director	Since 2004	Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank; Director or Trustee of 90 portfolios within Prudential Fund Complex since 2003; Director of United Illuminating and UIL Holdings (utility company) since 1993.

Eugene C. Dorsey (77)	Director	Since 1996 (Class I)	Retired. Formerly President, Chief Executive Officer and Trustee, Gannett Foundation (now Freedom Forum) (1981-1989); former publisher of four Gannett newspapers and Vice President of Gannett Co., Inc. (publishing) (1978-1981); past Chairman, Independent Sector, Washington, D.C. (national coalition of philanthropic organization) (1989-1992); and former Chairman of the American Council for the Arts; and former Director, Advisory Board of Chase Manhattan Bank of Rochester.

Robert E. La Blanc (70)	Director	Since 1999 (Class II)	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom. Director of Storage Technology Corporation (since 1979) (technology); Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Trustee of Manhattan College; Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64)	Director	Since 1996 (Class II)	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.; Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**

Thomas T. Mooney (62)***	Director and President	Since 1988 (as Director) (Class III)	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Director (since 1988) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (65)	Director	Since 2000 (Class III)	President (since 1983) of National Exchange Inc. (new business development firm); Director (since 2000) of the High Yield Plus Fund, Inc.

Information pertaining to the officers of the Fund, other than Mr. Mooney (who is listed above), is set forth below.

Officers

Name, Address and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years

Arthur J. Brown (55) 1800 Massachusetts Avenue, NW Washington, D.C. 20036	Secretary	Since 1986	Partner, Kirkpatrick & Lockhart LLP (law firm and counsel to the Fund)

R. Charles Miller (46) 1800 Massachusetts Avenue, NW Washington, D.C. 20036	Assistant Secretary	Since 1999	Partner, Kirkpatrick & Lockhart LLP

Grace C. Torres (44)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

*	The Board of Directors is divided into three classes, each of which has three year terms. Class III term expires this year. Officers are generally elected by the Board to one year terms.
**	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940 (“1940 Act”). Each Director of the Fund, except Mr. McCorkindale and Mr. Dorsey, oversees three other portfolios within the Fund’s “Fund Complex”. The Fund’s Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
***	Indicates an “interested person” of the Fund, as defined in the 1940 Act. Mr. Mooney is deemed to be an “interested person” solely by reason of his service as an officer of the Fund.
(1)	The address for each Director and Ms. Torres is c/o The Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-1495, and ask for a copy of the Code of Ethics - for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

Pending shareholder approval at the Fund’s August 19, 2004 annual meeting, Mr. David Carson will become a member of the Board’s Audit Committee and an “audit committee financial expert.” He is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended March 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $22,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended March 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audit for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Wellington Management Company, LLP Proxy Policies and Procedures Dated: April 30, 2004

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and
Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Proxy Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•      Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

•      Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•      Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 9 – Submission of Matters to a Vote of Security Holders: None.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a) Code of Ethics – Attached hereto

(b) Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Lori E. Bostrom
Lori E. Bostrom Prudential Financial, Inc.

Date May 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas Mooney
Thomas Mooney President and Principal Executive Officer

Date May 25, 2004

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date May 25, 2004

*	Print the name and title of each signing officer under his or her signature.